EXHIBIT 10.7


                          SECURITY AND PLEDGE AGREEMENT


        THIS SECURITY AND PLEDGE AGREEMENT ("SECURITY AGREEMENT"), is made and entered into as of the 23rd day of May, 2001, by and between Brilliant Digital Entertainment, Inc., a Delaware corporation ("BORROWER"), and each Subsidiary of Borrower listed on the signature pages hereof (Borrower and each such Subsidiary being individually a "GRANTOR" and collectively the "GRANTORS"), in favor of Harris Toibb ("TOIBB"), an individual, as agent (in such capacity, "AGENT") for himself and the holders party to the Purchase Agreements referred to below (Toibb and the holders party to the Purchase Agreements collectively "HOLDERS").

                                     W I T N E S S E T H:

               WHEREAS, pursuant to a Purchase Agreement between Borrower and a Holder (as the same may from time to time be amended, modified, or supplemented, each a "PURCHASE AGREEMENT" and collectively, the "PURCHASE AGREEMENTS"), each Holder has agreed to make a loan (collectively, the "CONVERTIBLE NOTE LOANS") to Borrower; and

               WHEREAS, Holders are willing to make the Convertible Note Loans but only upon the condition, among others, that each Grantor shall have executed and delivered this Security Agreement to Agent for the ratable benefit of Holders.

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

               1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Purchase Agreements are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

               "ACCOUNT DEBTOR" shall mean any "account debtor," as such term is defined in section 9105(1)(a) of the UCC.

               "ACCOUNTS" shall mean any "account," as such term is defined in section 9106 of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts, and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents, or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor (including, without limitation, under any trade names, styles, or divisions thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by such Grantor (including, without limitation, any such obligation that might be characterized as an account or contract right under the UCC) and all of any Grantor's rights in, to, and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation, and stoppage in transit, and rights to returned, reclaimed, or repossessed goods), and all moneys due or to become due to any Grantor under all contracts for the sale of goods or the performance of services or both by such


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Grantor (whether or not yet earned by performance on the part of such Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of such purchase orders and contracts, and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

               "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in section 9105(1)(b) of the UCC, now owned or hereafter acquired by any Grantor.

               "COLLATERAL" shall have the meaning assigned to such term in
Section 2 of this Security Agreement.

               "CONTRACTS" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents, or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

               "COPYRIGHTS" shall mean all of the following now or hereafter acquired by any Grantor: (i) all copyrights, registrations, and applications therefor; (ii) all renewals and extensions thereof; (iii) all income, royalties, damages, and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof; (iv) all rights to sue for past, present, and future infringements or misappropriations thereof; and (v) all other rights corresponding thereto throughout the world.

               "DOCUMENTS" shall mean any "documents," as such term is defined in section 9105(1)(f) of the UCC, now owned or hereafter acquired by any Grantor.

               "EQUIPMENT" shall mean any "equipment," as such term is defined in section 9109(2) of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, and computers, and other electronic data-processing and other office equipment now owned or hereafter acquired by any Grantor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

               "GENERAL INTANGIBLES" shall mean any "general intangibles," as such term is defined in section 9106 of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all right, title, and interest that any Grantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, rights in intellectual property, Licenses, permits, Trade Secrets, proprietary or confidential information, inventions (whether patented or patentable or not), and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, and records now owned or hereafter acquired by any Grantor, goodwill, and rights of indemnification.

               "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph, or clause in which the respective word appears.


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               "INSTRUMENTS" shall mean any "instrument," as such term is defined in section 9105(1)(i) of the UCC, now owned or hereafter acquired by any Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

               "INTELLECTUAL PROPERTY COLLATERAL" shall mean all of the Copyrights, Licenses, Patents, Trademarks, and Trade Secrets as to which Agent for the ratable benefit of Holders has been granted a security interest hereunder.

               "INVENTORY" shall mean all "inventory," as such term is defined in section 9-109(4) of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods, and other personal property now owned or hereafter acquired by any Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process, or materials used or consumed or to be used or consumed in any Grantor's business, or the processing, packaging, delivery, or shipping of the same, and all finished goods.

               "LICENSE" shall mean any Patent License, Trademark License, or other license as to which Agent for the ratable benefit of Holders has been granted a security interest hereunder.

               "LIENS" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

               "PATENT LICENSE" shall mean all of the following now owned or hereafter acquired by any Grantor: any written agreement granting any right to practice any invention on which a Patent is in existence.

               "PATENTS" shall mean all of the following now or hereafter acquired by any Grantor: (i) all patents and patent applications; (ii) all inventions and improvements described and claimed therein; (iii) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (iv) all income, royalties, damages and payments now and hereafter due and/or payable to such Grantor with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof; (v) all rights to sue for past, present, and future infringements or misappropriations thereof; and (vi) all other rights corresponding thereto throughout the world.

               "PERMITTED LIENS" shall mean (i) Liens for taxes not yet delinquent, (ii) Liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen, (iii) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, and (v) Liens reflected on Borrower's audited Balance Sheet as at December 31, 2000.

               "PROCEEDS" shall mean "proceeds," as such term is defined in section 9306(1) of the UCC and, in any event, shall include, without limitation,
(i) any and all proceeds of any insurance,


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indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau, or agency (or any person acting under color of governmental authority); (iii) any claim of any Grantor against third parties (A) for past, present, or future infringement of any Patent or Patent License or (B) for past, present, or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration, or Trademark licensed under any Trademark License; and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               "SECURED OBLIGATIONS" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Convertible Notes; PROVIDED THAT upon the conversion to the Borrower's capital stock of any Convertible Note by any Holder, the Secured Obligations that have thus far accrued in respect of any such Convertible Note shall automatically terminate without any further action by Borrower or Guarantors; (ii) all prepayment and other fees owing by Borrower under the Purchase Agreements to Agent or any Holder; (iii) the obligations of each Guarantor pursuant to the Guaranty to Agent or any Holder; and (iv) all other Indebtedness, liabilities and obligations of each Grantor to Agent or any Holder, whether now existing or hereafter incurred, and whether created under, arising out of, or in connection with the Purchase Agreements, this Security Agreement, or otherwise.

               "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, modified, or supplemented and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

               "TRADE SECRETS" shall mean trade secrets, along with any and all
(i) income, royalties, damages, and payments now and hereafter due and/or payable to any Grantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof; (ii) rights to sue for past, present, and future infringements or misappropriations thereof; and (iii) all other rights corresponding thereto throughout the world.

               "TRADEMARK LICENSE" shall mean all of the following now owned or hereafter acquired by any Grantor: any written agreement granting any right to use any Trademark or Trademark registration.

               "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by any Grantor: (i) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of such Grantor's business connected therewith and symbolized thereby; (ii) all renewals thereof; (iii) all income, royalties, damages, and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past, present, or future infringements or misappropriations thereof; (iv) all rights to sue for past, present, and future infringements or misappropriations thereof; and (v) all other rights corresponding thereto throughout the world.

               "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of


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mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's and Holders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

               2. GRANT OF SECURITY INTEREST AND PLEDGE.

               (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, or otherwise) of all the Secured Obligations and to induce Agent and each Holder to enter into the Purchase Agreement and to make the Convertible Note Loans in accordance with the terms thereof, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates, and transfers to Agent for the ratable benefit of Holders, and hereby grants to Agent for the ratable benefit of Holders, a security interest in, all of such Grantor's right, title and interest in, to, and under the following (all of which being hereinafter collectively called the "COLLATERAL"):

                    (i)  all Accounts of such Grantor;

                    (ii) all Chattel Paper of such Grantor;

                    (iii) all Contracts of such Grantor;

                    (iv) all Copyrights of such Grantor;

                    (v)  all Documents of such Grantor;

                    (vi) all Equipment of such Grantor;

                    (vii) all General Intangibles of such Grantor;

                    (viii) all Instruments of such Grantor;

                    (ix) all Inventory of such Grantor;

                    (x)  all Patent Licenses of such Grantor;

                    (xi) all Trade Secrets of such Grantor;

                    (xii) all Trademark Licenses of such Grantor;

                    (xiii) all shares of capital stock of every class of each Subsidiary listed on the signature page hereof; PROVIDED THAT so long as no Default or Event of Default has occurred and is continuing, each Grantor shall be entitled to receive all cash dividends paid, to vote shares, and to give consents, waivers, and ratifications in respect of the stock secured or pledged hereby; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver, or ratification, given by any Grantor if the effect thereof would in the reasonable judgment of the Agent impair the stock secured or pledged


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hereby or be inconsistent with or result in any violation of the provisions of the Purchase Agreement or this Security Agreement;

                    (xiv) all other goods and personal property of such Grantor whether tangible or intangible or whether now owned or hereafter acquired by such Grantor and wherever located; and

                    (xv) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions, and replacements for, and rents, profits, and products of each of the foregoing.

               (b) In addition, as collateral security for the prompt and complete payment when due of the Secured Obligations and in order to induce Holders as aforesaid, Agent, for the ratable benefit of each Holders, is hereby granted a lien and security interest in all property of each Grantor held by Agent or such Holder, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Agent or such Holder for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

               3. RIGHTS OF AGENT AND HOLDERS; LIMITATIONS ON AGENT'S AND HOLDERS' OBLIGATIONS.

               (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and each Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Neither Agent nor any Holder shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Agent or any Holder of a security interest therein or the receipt by Agent or Holders of any payment relating to any Contract or License pursuant hereto, nor shall Agent or any Holder be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) Agent authorizes each Grantor to collect its Accounts provided that such collection is performed in a prudent and businesslike manner, and Agent for the ratable benefit of Holders may, upon the occurrence and during the continuation of any Default or Event of Default and without notice, limit or terminate such authority at any time. If required by Agent at any time during the continuation of any Default or Event of Default, any Proceeds, when first collected by any Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by Agent for the ratable benefit of Holders subject to withdrawal by Agent for the ratable benefit of Holders only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor


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for and as Agent's property for the ratable benefit of Holders and shall not be commingled with such Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Agent shall apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of SECTION 8(D) hereof and any part of such funds which Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Agent to such Grantor. If a Default or an Event of Default has occurred and is continuing, at the request of Agent such Grantor shall deliver to Agent for the ratable benefit of Holders all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service that created such Accounts, including, without limitation, all original orders, invoices, and shipping receipts; and, prior to the occurrence of a Default or an Event of Default such Grantor shall deliver photocopies thereof to Agent for the ratable benefit of Holders at the Agent's request.

               (c) Agent may at any time, upon the occurrence and during the continuation of any Default or Event of Default (whether or not waived), after first notifying each Grantor of its intention to do so, notify Account Debtors of such Grantor, parties to the Contracts of such Grantor, obligors of Instruments of such Grantor and obligors in respect of Chattel Paper of such Grantor that the Accounts and the right, title, and interest of such Grantor in and under such Contracts, such Instruments, and such Chattel Paper have been assigned to Agent for the ratable benefit of Holders and that payments shall be made directly to Agent for the ratable benefit of Holders. Upon the request of Agent, such Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments, and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of a Default or an Event of Default (whether or not waived) Agent may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments, and obligors in respect of such Chattel Paper to verify with such Persons to Agent's satisfaction the existence, amount, and terms of any such Accounts, Contracts, Instruments, or Chattel Paper.

               (d) Upon reasonable prior notice to each Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), Agent shall have the right, during normal business hours, to make test verifications of the Accounts and physical verifications of the Inventory in any reasonable manner and through any reasonable medium, and such Grantor agrees to furnish all such assistance and information as Agent may require in connection therewith. Each Grantor at its expense will cause certified independent public accountants satisfactory to Agent to prepare and deliver to Agent for the ratable benefit of Holders upon Agent's reasonable request, the following reports: (i) a reconciliation of all its Accounts; (ii) an aging of all its Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Such Grantor at its expense will cause certified independent public accountants satisfactory to Agent to prepare and deliver to Agent for the ratable benefit of Holders upon Agent's reasonable request the results of the annual physical verification of its Inventory made or observed by such accountants.

               4. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that:


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               (a) Except for the security interest granted to Agent for the ratable benefit of Holders pursuant to this Security Agreement and other Permitted Liens, such Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens.

               (b) No effective security agreement, financing statement, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by such Grantor in favor of Agent for the ratable benefit of Holders pursuant to this Security Agreement or such as relate to other Permitted Liens.

               (c) Upon appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, in favor of Agent for the ratable benefit of Holders, prior to all other Liens except Permitted Liens (other than the Lien granted to Agent for the ratable benefit of Holders under this Security Agreement), and is enforceable as such as against creditors of and purchasers from such Grantor (other than purchasers of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

               (d) Such Grantor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory and Equipment are set forth on Schedule II hereto, and such Grantor will not change such principal place of business or remove such records or change the location of its Inventory and Equipment unless it has taken such action as is necessary to cause the security interest of Agent for the ratable benefit of Holders in the Collateral to continue to be perfected in accordance with the provisions of SECTION 4(C) hereof. Such Grantor will not change its principal place of business or the place where its records concerning the Collateral are kept or change the location of its Inventory and Equipment without giving thirty (30) days' prior written notice thereof to Agent.

               (e) The amount represented by such Grantor to Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of such Grantor will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

               5. COVENANTS. Each Grantor covenants and agrees with Agent and Holders that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

               (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. Upon the written request of Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using their best efforts to secure all consents and approvals necessary or appropriate for the assignment to Agent for the ratable benefit of Holders of any Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with


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respect to the Liens and security interests granted hereby, transferring
Collateral to the Agent's possession (if a security interest in such Collateral can be perfected by possession) for the ratable benefit of Holders, placing the interest of Agent as lienholder on the certificate of title of any vehicle, and using its best efforts to obtain waivers of Liens from landlords and mortgagees. Such Grantor also hereby authorizes Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law.

               (b) MAINTENANCE OF RECORDS. Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by Agent, such Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. If requested by Agent, all Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Harris Toibb, as Agent for the ratable benefit of Holders." If requested by Agent, the security interest of the Agent shall be noted on the certificate of title of each vehicle. For Agent's and Holders' further security, such Grantor agrees that Agent and Holders shall have a special property interest in all of such Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Default or Event of Default, and upon request by Agent, such Grantor shall deliver and turn over any such books and records to Agent for the ratable benefit of Holders or to its representatives. Prior to the occurrence of a Default or an Event of Default and upon reasonable notice from Agent, such Grantor shall permit any representative of Agent reasonable access to inspect such books and records and will provide photocopies thereof to Agent.

               (c) INDEMNIFICATION. In any suit, proceeding, or action brought by Agent or any Holder, or against any Agent or Holder by a third party, relating to any Account, Chattel Paper, Contract, General Intangible, or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, or Instrument, such Grantor will save, indemnify, and keep Agent and Holders harmless from and against all expense, loss, or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness, or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or Holders.

               (d) COMPLIANCE WITH LAWS. Such Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees, and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of such Grantor's business; PROVIDED, HOWEVER, that such Grantor may contest any act, regulation, order, decree, or direction in any reasonable manner that shall not in the reasonable opinion of Agent adversely affect Agent's or Holders' rights hereunder or adversely affect the first priority of its security interest in the Collateral.

               (e) LIMITATION ON LIENS ON COLLATERAL. Such Grantor will not create, permit, or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title, and interest of Agent and Holders in and to any of such Grantor's rights under the Chattel Paper,


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Contracts, Documents, General Intangibles, and Instruments and to the Equipment
and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

               (f) FURTHER IDENTIFICATION OF COLLATERAL. Such Grantor will if so requested by Agent furnish to Agent for the ratable benefit of Holders, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

               (g) MAINTENANCE OF EQUIPMENT. Such Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by such Grantor on a basis consistent with past practices, and such Grantor will provide all maintenance and service and all repairs necessary for such purpose.

               (h) CONTINUOUS PERFECTION. Such Grantor will not change its name, identity, or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9402(7) of the UCC (or any other then applicable provision of the UCC) unless such Grantor shall have given Agent at least thirty
(30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

               6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

               (a) Each Grantor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

                    (i) to ask, demand, collect, receive, and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances, or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                    (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Agent for the ratable benefit of Holders or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special, or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent, or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that Agent reasonably deems necessary to protect, preserve, or realize upon the Collateral and Agent's and Holders' Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

               (b) Agent agrees that, except upon the occurrence and during the continuation of a Default or an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Agent for the ratable benefit of Holders pursuant to this SECTION 6. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this
SECTION 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

               (c) The powers conferred on Agent for the ratable benefit of Holders hereunder are solely to protect Agent's and Holders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, or agents shall be responsible to any Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

               (d) Each Grantor also authorizes Agent, at any time and from time to time upon the occurrence and during the continuation of any Default or Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title, and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in SECTION 8 hereof, any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

               7. PERFORMANCE BY AGENT OF GRANTORS' OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Convertible Note Loans, shall be payable by such Grantor to Agent for the ratable benefit of Holders on demand and shall constitute Secured Obligations secured hereby.

               8.  REMEDIES, RIGHTS UPON DEFAULT.

               (a) If any Default or Event of Default shall occur and be continuing, Agent shall, at the request of the Required Holders or may with the consent of the Required Holders exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other person (all and each of which demands, advertisements, and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver such Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places that Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, or sale, as provided in SECTION 8(D) hereof, such Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including section 9504(1)(c) of the UCC, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent and Holders arising out of the repossession, retention, or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or any Holder. Each Grantor agrees that the Agent need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Grantor at its address referred to in SECTION 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent and Holders are entitled, such Grantor also being liable for the fees of any attorneys employed by Agent and Holders to collect such deficiency.

               (b) Each Grantor also agrees to pay all costs of Agent and Holders, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

               (c) Each Grantor hereby waives presentment, demand, protest, or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

               (d) The Proceeds of any sale, disposition, or other realization upon all or any part of the Collateral shall be distributed by Agent in the following order: first to payment in full of all the Secured Obligations and then to pay to the Grantors, or their representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

               9. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under SECTION 8 hereof at such time as Agent, without regard to this SECTION 9, shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent for the ratable benefit of Holders an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license, or sublicense any Copyright, Patent, Trade Secret, or Trademark, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

               10. APPOINTMENT OF AGENT; LIMITATION ON AGENT'S DUTY IN RESPECT OF COLLATERAL. Agent, or any successor thereof, has been appointed as Agent hereunder by Holders under, and shall be entitled to the benefits of, the Purchase Agreements. Agent shall be obligated and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Security Agreement and the Purchase Agreements, and Holders shall be bound thereby. Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Furthermore, neither the Agent nor any of its officers, directors, agents, or employees shall be liable for any action taken or omitted by any of them hereunder or any other Transaction Document or in connection herewith or therewith, unless caused by it or their gross negligence or willful misconduct. Upon request of any Grantor, Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

               11. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored, or returned.

               12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy, and confirmed by telecopy answerback addressed as follows:

                      (a)    If to the Agent, at:

                             Harris Toibb
                             6355 Topanga Canyon Blvd., Suite 411
                             Woodland Hills, CA  91367
                             Facsimile Number: (818) 883-5636

                             With copies to:

                             Stutman, Treister & Glatt, Professional Corporation 3699 Wilshire Boulevard, Suite 900
                             Los Angeles, California 90010
                             Attn:  Ronald Fein
                             Facsimile Number: (213) 251-5288

                      (b) If to any Grantor, at its principal business address specified on Schedule II hereto

                             With a copy to:

                             Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                             2029 Century Park East, 24th Floor
                             Los Angeles, California 90067
                             Attn:  Murray Markiles
                             Facsimile Number: (310) 728-2233

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

               13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               14. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Holder shall by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, any right, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified, or amended except by an instrument in writing, duly executed by Agent and, where applicable by the Grantors.

               15. SUCCESSORS AND ASSIGNS; GOVERNING LAW.

               (a) This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor, and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent, Holders, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers, or other dispositions of any agreement governing or instrument evidencing the secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Agent for the ratable benefit of Holders, hereunder.

               (b) This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California, without regard to the provisions thereof relating to conflict of laws.

               16. USE AND PROTECTION OF INTELLECTUAL PROPERTY COLLATERAL. Notwithstanding anything to the contrary contained herein, unless a Default or Event of Default has occurred and is continuing, Agent shall from time to time execute and deliver, upon the written request of any Grantor, any and all instruments, certificates, or other documents, in the form so requested, necessary or appropriate in the judgment of such Grantor to permit such Grantor to continue to exploit, license, use, enjoy, and protect the Intellectual Property Collateral.

               17. FURTHER INDEMNIFICATION. Each Grantor agrees to pay, and to save Agent and each Holder harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales, or other similar taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

               18. WAIVER OF JURY TRIAL. Each Grantor waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, or under the Purchase Agreements, or relating to each of the foregoing.

               19. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               20. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:     /S/ ROBERT CHMIEL
                                            ------------------------------------
                                            Robert Chmiel
                                    Title:  Chief Operating Officer and
                                            Chief Financial Officer

                                    SUBSIDIARIES:

                                    BRILLIANT STUDIOS, INC.,
                                    a Delaware corporation


                                    By:     /S/ KEVIN BERMEISTER
                                            ------------------------------------
                                            Kevin Bermeister
                                    Title: President

                                    B3D INC.
                                    a Delaware corporation


                                    By:     /S/ KEVIN BERMEISTER
                                            ------------------------------------
                                            Kevin Bermeister
                                    Title: President

Accepted and acknowledged by:

HARRIS TOIBB,
as Agent for the ratable benefit of Holders


/S/ HARRIS TOIBB
------------------------------------
Harris Toibb

                                   SCHEDULE I



                                     FILINGS



GRANTORS                                    JURISDICTION     FILING OFFICE
--------                                    ------------     -------------
Brilliant Digital Entertainment, Inc.;       California      Secretary of State
Brilliant Studios, Inc.; and  B3D Inc.

                                   SCHEDULE II



                   LOCATION OF RECORDS AND CERTAIN COLLATERAL

                             Principal Place of                  Location of
                             Business and                        Inventory
GRANTOR                      LOCATION OF RECORDS                 AND EQUIPMENT
-------                      -------------------                 -------------
Brilliant Digital            6355 Topanga Canyon Blvd.           6355 Topanga Canyon Blvd.
Entertainment, Inc.          Suite 120                           Suite 120
                             Woodland Hills, CA  91367           Woodland Hills, CA  91367
                             Facsimile: (818) 712-0810           Facsimile: (818) 712-0810

Brilliant Studios, Inc.      6355 Topanga Canyon Blvd.           6355 Topanga Canyon Blvd.
                             Suite 120                           Suite 120
                             Woodland Hills, CA  91367           Woodland Hills, CA  91367
                             Facsimile: (818) 712-0810           Facsimile: (818) 712-0810

B3D Inc.                     6355 Topanga Canyon Blvd.           6355 Topanga Canyon Blvd.
                             Suite 120                           Suite 120
                             Woodland Hills, CA  91367           Woodland Hills, CA  91367
                             Facsimile: (818) 712-0810           Facsimile: (818) 712-0810

                             and                                 and

                             Brilliant Interactive Ideas         Brilliant Interactive Ideas
                               Pty. Ltd.                           Pty. Ltd.
                             Level 4                             Level 4
                             75 Grafton Street                   75 Grafton Street
                             Bondi Junction, NSW 2022            Bondi Junction, NSW 2022
                             Australia                           Australia


                                    Page 19